SUBORDINATED SECURITY AGREEMENT

         This Security Agreement ("Agreement") is made this 23rd day of September, 2004 by and between the Secured Party and the Debtor set forth below.

SECTION 1.     GENERAL INFORMATION

       (A)     SECURED PARTY:
               1.     EXACT LEGAL NAME: Roy Hathcock and Dale Benzine
               2.     MAILING ADDRESS:

       (B)     DEBTOR:
               1.     EXACT LEGAL NAME: SSAC, LLC
               2. MAILING ADDRESS: 26777 Central Park Blvd., Suite 200, Southfield, MI 48076
               3.     DEBTOR'S TYPE OF ORGANIZATION: Limited Liability Company
               4.     DEBTOR'S JURISDICTION OF ORGANIZATION: Florida
               5.     DEBTOR'S OTHER NAMES (ASSUMED NAMES, D/B/A TRADE NAMES):
                      Arcadia Rx

       (C)     COLLATERAL:
               1. COLLATERAL DESCRIPTION: All of the tangible and intangible property of Debtor, now owned or hereafter acquired or created and all replacements, attachments, accessions, additions, substitutions, and accessories thereto, and all products and proceeds therefrom, including, without limitation, all the property described in Exhibit "A" attached hereto (collectively the "Collateral").

               2. ADDRESS OF THE LOCATION OF THE COLLATERAL: 3918 West Point Boulevard, Winston Salem, North Carolina 27103, 116 North Old Statesville Road, Suite B, Huntersville, North Carolina 28070, 1165 Allgood Road, Marietta, Georgia, 30062, 541 Historic Highway, 441 Demorest, Georgia, 30535, and 9801 West Cincay Avenue, Suite 170, Huntersville Business Park, Huntersville, North Carolina, 28075

       (D)     LIABILITIES:

               DESCRIPTION OF LIABILITIES: The payment of all sums due to Secured Party by Debtor, pursuant to a certain Buyer Promissory Note of even date hereof in the amount of Six Hundred Sixty Thousand Seven Hundred Forty and No/100 ($660,740.00) Dollars (the "Note"), any and all extensions, renewals or modifications of the Note, plus all "Secured Party's Costs" (as hereinafter defined). All of the foregoing shall be collectively referred to herein as the "Liabilities".




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        SECTION 2. GRANT OF SECURITY INTEREST. Debtor hereby grants to Secured
Party a continuing subordinated security interest to the fullest extent permitted by law in the Collateral to secure the payment and performance of all Liabilities.

        SECTION 3. WARRANTIES, REPRESENTATIONS AND COVENANTS. Debtor covenants, represents and warrants to Secured Party as follows:

        (a) Debtor has the right and power, and is duly authorized to enter into and perform this Agreement, and the execution and performance of this Agreement does not and shall not constitute a breach or default of any provision contained in any agreement or instrument to which Debtor is or may become a party or by which Debtor is or may be bound or affected;

        (b) Debtor shall defend the security interest of Secured Party in the Collateral against the interests, claims and demands of all other parties except the Senior Lender of Debtor;

        (c) All information contained in Section 1 of this Agreement currently is and shall remain true, accurate and complete during the term of this Agreement and Debtor will not change the status of any item set forth in Section 1 without providing Secured Party thirty (30) days prior written notice;

        (d) Except for the security interest of the lender set forth on Exhibit "B" attached hereto (the "Senior Lender") and except for the security interest in favor of the Secured Party, Debtor is the lawful owner of the Collateral and has and shall continue to have full, clear and absolute legal title to the Collateral subject to no claims, levies, liens, security interests, attachments, rights or interests of any party whatsoever;

        (e) Debtor shall not use or permit the Collateral to be used for any unlawful purpose whatsoever;

        (f) The Collateral is and at all times hereafter shall be fully preserved, protected and safeguarded from theft, damage, the elements and all other risks and hazards and shall be maintained in good operating condition and repair;

        (g) Except for sales of inventory in the ordinary course of Debtor's business and the disposal of obsolete assets, Debtor shall not voluntarily or involuntarily sell, assign, transfer, grant any security interest in (other than to the Senior Lender), pledge or otherwise dispose of or encumber any Collateral without the prior written consent of Secured Party; and

        (h) Debtor shall pay all personal property taxes, assessments and governmental charges against the Collateral in each case before the same become delinquent and before interest and/or penalties shall accrue.

        SECTION 4. TAXES AND INSURANCE. Debtor agrees to: (a) promptly pay when due all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Debtor's business, and to Debtor's ownership or use of any of its assets, income, or gross receipts; (b) at its own expense, keep all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks, in such amounts, with such companies, under such policies, and in such



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form, as shall be satisfactory to the Senior Lender. The Secured Party shall have a security interest in the proceeds of all such insurance and may apply any such proceeds received by it toward payment of Debtor's Liabilities, whether or not due, in such order of application as Secured Party may determine; and (c) maintain at its own expense, public liability and property damage insurance in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to the Senior Lender.

        SECTION 5. ACCESS, INFORMATION. Debtor shall upon Secured Party's request, from time to time, permit Secured Party and/or its agents to have access to and to inspect all the Collateral and verify Accounts, inspect, check, make copies of, or extracts from the books, records and files of Debtor, and Debtor will make same available at any time for such purposes. In addition, Debtor shall promptly supply Secured Party with financial and such other information, receipts, proof of payments, materials, insurance policies and documents concerning its affairs, business and/or assets, or this Agreement, as Secured Party may request from time to time.

        SECTION 6. PERFECTION OF SECURITY INTEREST. Debtor hereby irrevocably authorizes Secured Party to file all initial financing statements, financing statement amendments, and financing statement continuations (collectively "Financing Statements") in any jurisdiction that describe the Collateral and that contain any other information required by Article 9 of the Uniform Commercial Code. Debtor shall make appropriate entries on its books and records and financial statements disclosing Secured Party's security interest in the Collateral. Debtor further agrees that this Agreement may be filed and/or recorded by Secured Party with any public office or third party.

        SECTION 7. DEFAULT AND REMEDIES.


        (a) The occurrence of any of the following events shall constitute a "Default" for purposes of this Agreement: (i) in the event of any non-payment, after the expiration of any applicable notice and cure period, of any amount payable on or in respect of any of the Liabilities; (ii) in the event of any breach or default of any agreement, warranty, covenant, representation, term or provision contained in this Agreement, or in the Note and such breach or default is not cured within thirty (30) days of written notice from the Secured Party to the Debtor; provided, however, such 30 day period shall be reasonably extended if Debtor is diligently pursuing a cure during such period; (iii) in the event that any "Obligor" (which term, as used herein, shall mean Debtor and each other party primarily or secondarily liable on any of the Liabilities) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, conveys any assets to a trustee for the benefit of creditors or is the subject of any petition or proceeding instituted by or against Obligor under the Federal Bankruptcy Code, or otherwise alleging that such Obligor is insolvent or unable to pay its debts as they mature; (v) upon the dissolution, merger, consolidation or reorganization of any Obligor, or the transfer of a material portion of the property of any Obligor; and (vi) upon a default or non-performance of any note, mortgage, lease, security agreement, contract or other agreement with the Senior Lender.

        (b) Notwithstanding any provisions of this Agreement, the Note, or any other agreement between Secured Party and Debtor, upon the occurrence of a Default, the Liabilities shall, at the option of Secured Party, without any further notice or demand of any kind, become immediately due and payable, and Secured Party may, subject to the rights of the Senior Lender, exercise any and all



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rights and remedies under Florida law and/or this Agreement, including, without limitation the following:

                (i) The right to sell, lease, license or otherwise dispose of the Collateral at a public or private sale, exercise any and all rights in foreclosure and otherwise, available to Secured Parties following a Default of Debtor under the provisions of the Uniform Commercial Code and other applicable law;

                (ii) Institute legal proceedings to foreclose upon the lien and secured interest granted by this Agreement, to recover judgment for all amounts due and owing as Liabilities and to collect the same out of any Collateral or the proceeds of any sale of it;

                (iii) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or have the right to retake any of the Collateral using such force as may be necessary and allowed by law and take possession of any or all of the Collateral and/or render it unuseful; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease or dispose of any of the Collateral at one or more public or private sales all in accordance with Florida law.

        (c) Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like in any sale of the Collateral. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least seven (7) days before such disposition, postage prepaid, addressed to Debtor either at the address specified above, or at any other address of the undersigned appearing on the records of Secured Party. Upon the occurrence of a Default, Debtor also agrees, upon the request of the Secured Party, to assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party.

        (d) Debtor agrees to promptly indemnify and hold Secured Party harmless from, against and with respect to all reasonable direct costs and expenses incurred by Secured Party in connection with the collection or administration of any and all Liabilities, the enforcement or interpretation of Secured Party's rights hereunder and/or under the Note, and the protection, maintenance, sale, lease or other disposition, foreclosure and liquidation of the Collateral (including without limitation, reasonable attorneys fees and legal expenses, court costs, appraisal fees, broker, auctioneer and sales commissions and fees, sales and advertising expenses, expenses of participation in bankruptcy, judicial, or other proceedings, expenses of locating, relocating, maintaining and/or preserving the Collateral and expenses of any cleaning, restoring and repairing of the Collateral or any realty or other property to which any of the Collateral may be affixed or be a part), all of which costs and expenses shall be added to and included in the Liabilities for all purposes of this Agreement (collectively "Secured Party's Costs").

        SECTION 8. SUBORDINATION. The Secured Party acknowledges that the security interest granted by the Debtor hereunder is subordinate to the security interest of the Senior Lender pursuant to and to the extent provided in the Subordination Agreement, if any, by and among the Debtor, the Secured Party and the Senior Lender.



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        SECTION 9. MISCELLANEOUS.

        (a) Time shall be deemed of the very essence of this Agreement. Except as otherwise defined in this Agreement, all terms in this Agreement and in any Exhibit hereto shall have the meanings provided by the Uniform Commercial Code as enacted by the State of Florida.

        (b) Any delay on the part of Secured Party in exercising any power, privilege or right hereunder, or under any other instrument executed by Debtor to Secured Party in connection herewith shall not operate as a waiver thereof, and no single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party of any Default by Debtor must be done expressly and in writing, and the waiver of any Default shall not constitute a waiver of any subsequent or other Default, but shall be restricted solely to the Default so waived. The acceptance or receipt by Secured Party of any partial payment or any portion of the Liabilities, howsoever tendered to or received by Secured Party, shall not under any circumstances whatsoever, constitute a waiver or release of any right of Secured Party to the collection of the remaining balance of the Liabilities in full or of any other right or remedy of Secured Party hereunder or under applicable law.

        (c) All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given hereunder or in or by any other instruments or by the Florida Uniform Commercial Code, or any laws now existing or hereafter enacted.

        (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to conflict of law principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        (e) The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns. Debtor may not assign this Agreement without the written consent of Secured Party. This Agreement shall be binding upon all heirs, estates, personal representatives, successors and assigns of Debtor.

        (f) Except as otherwise specifically provided for herein, any notices or demands required under this Agreement shall be in writing addressed to the party at the address set forth in Section 1 and served as follows: (a) by personal service with service being effective upon delivery, or (b) by certified mail, return receipt requested, with service being effective three (3) days after mailing, or (c) by telecopy, facsimile or other form of telecommunication, with service being effective upon the date of transmission with reasonable evidence that the transmission was sent, or (d) by recognized overnight courier service, with service being effective one (1) day after delivery to such courier service.



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        (g) This Agreement represents the entire Agreement between Debtor and
Secured Party with respect to the subject matter hereof. There are no other agreements, understandings, representations, negotiations, warranties or covenants that relate to the subject matter hereof, that are oral or that are not expressly set forth herein. This Agreement may not be altered or amended except by the mutual written agreement of the parties hereto.

        (h) For purposes of this Agreement, words used in the singular shall include the plural and words used in the masculine shall include the feminine and neuter, and vice versa. The headings used in this Agreement are for convenience only and are not intended to limit, modify or impact the interpretation of the provisions hereof.

        (i) Debtor acknowledges that it has carefully read this Agreement and understands and voluntarily consents to all of the terms and provisions hereof, and that Debtor has consulted with or had ample opportunity to consult with legal counsel prior to the execution of this Agreement.

        (j) Once executed, Debtor may deliver this Agreement through the use of facsimile transmission. In this regard, Debtor's signature appearing on any facsimile copies of the signature page of this Agreement shall be deemed the lawful and valid signature of the Debtor.

        (K) DEBTOR FREELY AND VOLUNTARILY WAIVES ITS RIGHT TO A JURY WITH RESPECT TO ANY SUIT, CONTROVERSY OR DISPUTE ARISING OUT OF THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

The Debtor has executed this Agreement on the date and year first written above.

                                           DEBTOR:

                                           SSAC, LLC,
                                           a Florida limited liability company

                                           By:       /s/ John E. Elliott, II
                                                    ----------------------------

                                           Its:      President
                                                    ----------------------------


The undersigned Secured Parties join the execution of this Agreement for the purposes of acknowledging and agreeing to Section 8 (Subordination).


/s/ Roy Hathcock                               /s/ Dale Benzine
----------------------------               ------------------------------------
Roy Hathcock                                         Dale Benzine



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                                    EXHIBIT A

                                   COLLATERAL

       All accounts, accounts receivable, chattel paper (both tangible and electronic), goods, contracts, contract rights, inventory, equipment, fixtures, payment intangibles, general intangibles, software, instruments, letters of credit, letter of credit rights, money, documents, deposit accounts, investment property, commodity contracts, commodity accounts, farm products, timber to be cut, oil, gas and other minerals prior to extraction, as-extracted collateral, vehicles, and supporting obligations, and all products and proceeds thereof, whether now owned or hereafter acquired. Terms used in the preceding collateral description shall have the respective meanings accorded such terms in the Uniform Commercial Code as in force in the State of Florida from time to time hereafter.

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                                    EXHIBIT B

         U.S. Bank